Accounts Receivable, Net	12 Months Ended
Dec. 31, 2014
Accounts Receivable, Net

12     Accounts receivable, net

(in millions of Canadian dollars)	2014	2013
Freight	$535	$408
Non-freight	189	192

	724	600
Allowance for doubtful accounts	(22)	(20)

Total accounts receivable, net	$702	$580

The Company maintains an allowance for doubtful accounts based on expected collectability of accounts receivable. Credit losses are based on specific identification of uncollectible accounts, the application of historical percentages by aging category and an assessment of the current economic environment. At December 31, 2014, allowances of $22 million (2013 – $20 million) were recorded in “Accounts receivable, net”. During 2014, provisions of $2 million of accounts receivable (2013 – $3 million; 2012 – $3 million) were recorded within “Purchased services and other”.